UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021 (June 9, 2021)

GLOBE LIFE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 569-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 14, 2021, Globe Life Inc. (“Globe Life”) completed the issuance and sale of $325,000,000 aggregate principal amount of 4.250% Junior Subordinated Debentures due 2061 (the “Debentures”). In connection with the offering of the Debentures, Globe Life entered into an Underwriting Agreement dated June 9, 2021 (the “Underwriting Agreement”) with BofA Securities Inc., Morgan Stanley & Co., LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and incorporated by reference herein.

The estimated net proceeds to Globe Life from the offering of the Debentures are approximately $317.2 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by Globe Life. Globe Life intends to use the net proceeds from the sale of the Debentures to redeem the $300 million outstanding principal amount of its 6.125% Junior Subordinated Debentures due 2056, with the remainder to be used for general corporate purposes.

The offering of the Debentures was completed pursuant to the prospectus, filed as part of Globe Life’s shelf registration statement on Form S-3 (File No. 333-256848) (the “Registration Statement”), as supplemented by a prospectus supplement in preliminary form dated June 9, 2021 and in final form dated June 9, 2021.

The Debentures were issued under the Junior Subordinated Indenture, dated as of November 2, 2001 (as supplemented, the “Subordinated Indenture”), between Globe Life and Regions Bank, as trustee (as successor trustee to The Bank of New York Mellon Trust Company, N.A. and The Bank of New York), as supplemented by a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), dated as of June 14, 2021 between Globe Life and Regions Bank, as trustee.

The Debentures bear interest at a fixed annual rate of 4.250%, accruing from the original date of issuance. Globe Life will pay interest on the Debentures quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2021. The Debentures will mature on June 15, 2061.

So long as no event of default with respect to the Debentures has occurred and is continuing, Globe Life has the right, on one or more occasions, to defer the payment of interest on the Debentures, as described in the Fourth Supplemental Indenture, for up to five consecutive years without giving rise to an event of default. During a deferral period, interest will continue to accrue at the interest rate on the Debentures, compounded quarterly as of each interest payment date to the extent permitted by applicable law.

The Debentures are subject to optional redemption. Globe Life may redeem the Debentures in whole at any time or in part from time to time on or after June 15, 2026, at a redemption price equal to their principal amount plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption. Prior to June 15, 2026, Globe Life may also redeem the debentures in whole, but not in part, at any time within 90 days of the occurrence of (i) a “tax event” or a “regulatory capital event” (as described in the Fourth Supplemental Indenture), in each case at a redemption price equal to the principal amount of debentures being redeemed plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption, or (ii) a “rating agency event” (as described in the Fourth Supplemental Indenture) at a redemption price equal to 102% of their principal amount plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption.

The Debentures are unsecured, subordinated obligations of Globe Life and will rank equally in right of payment with (i) Globe Life’s existing 6.125% Junior Subordinated Debentures due 2056 (which Globe Life intends to redeem with the net proceeds from the offering of the Debentures) and 5.275% Junior Subordinated Debentures due 2057, (ii) any indebtedness incurred for the purchase of goods or material or for services obtained in the ordinary course of business, (iii) indebtedness owed by Globe Life to its subsidiaries, (iv) indebtedness owed by Globe Life to its employees and (v) any indebtedness the terms of which provide that such indebtedness ranks equally with the Debentures, including guarantees of such indebtedness; senior in right of payment to any indebtedness the terms of which provide that such indebtedness ranks junior to the Debentures; and junior in right of payment to all other indebtedness. The Indenture governing the Debentures does not limit the amount of debt that Globe Life or Globe Life’s subsidiaries may issue or incur.

The foregoing descriptions of the Subordinated Indenture, the Fourth Supplemental Indenture, and the Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached or incorporated by reference as Exhibits 4.1, 4.2, and 4.3 hereto, respectively, which are incorporated herein by reference

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The documents filed herewith are incorporated by reference into Globe Life Inc.’s Registration Statement on Form S-3, File Number 333-256848.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 9, 2021, between Globe Life Inc. and BofA Securities Inc., Morgan Stanley & Co., LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto.

4.1	Junior Subordinated Indenture, dated November 2, 2001, between Torchmark Corporation (n/k/a Globe Life Inc.) and Regions Bank (as successor trustee to The Bank of New York Mellon Trust Company, N.A. and The Bank of New York) (incorporated by reference to Exhibit 4.3 to Form 8-K filed on November 2, 2001).

4.2	Fourth Supplemental Indenture, dated as of June 14, 2021, between Globe Life Inc. and Regions Bank, as Trustee.

4.3	Form of 4.250% Junior Subordinated Debentures due 2061 (included in Exhibit 4.2).

5.1	Opinion of McAfee & Taft A Professional Corporation.

8.1	Opinion of McAfee & Taft A Professional Corporation regarding certain tax matters in connection with the issuance of Globe Life Inc.’s 4.250% Junior Subordinated Debentures due 2061.

23.1	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 5.1).

23.2	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: June 14, 2021

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary